UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2024

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	000-56617	45-3797537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

609 W/ Dickson St., Suite 102 G
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-5610

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On February 15, 2024, the Audit Committee of the Board of Directors of White River Energy Corp (the “Company”), approved the dismissal of MaloneBailey LLP (“MaloneBailey”), which was then serving as the independent registered public accounting firm of the Company, effective immediately. The Company subsequently notified MaloneBailey of the dismissal.

The reports of MaloneBailey on the Company’s consolidated financial statements for the fiscal year ended March 31, 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s losses from operations net capital deficiency. During the fiscal year ended March 31, 2023 and 2022 and the subsequent interim period through February 15, 2024, the effective date of MaloneBailey’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MaloneBailey with a copy of this Current Report on Form 8-K and requested that MaloneBailey furnish a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the above disclosures. A copy of MaloneBailey’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 15, 2024, following approval by the Company’s Audit Committee, the Company appointed RBSM LLP (“RBSM”) as the new independent registered public accounting firm of the Company.

Except as was within the scope of RBSM’s audit for the fiscal year ended March 31, 2022 and review work conducted during the fiscal years ended March 31, 2023 and 2022 (as RBSM was also previously the Company’s independent registered public accounting firm until its prior dismissal on March 17, 2023) and through the subsequent interim period through February 15, 2024, the effective date of RBSM’s appointment, neither the Company, nor any party on behalf of the Company, consulted with RBSM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by RBSM that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Incorporated by Reference
Exhibit #	Exhibit Description	Form	Date	Number	Filed or Furnished Herewith
16.1	MaloneBailey LLP				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: February 20, 2024	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Financial Officer